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                                                                   EXHIBIT 10.51


                   AMENDMENT NUMBER 3 OF EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT, effective as of July 1, 2000, is by and between Radiologix, Inc., a Delaware corporation (the "Company"), and Mark S. Martin ("Martin").

         WHEREAS, the parties to this Amendment entered into that certain Employment Agreement, dated as of June 12, 1996, which was amended pursuant to that certain Amendment of Employment Agreement dated as of January 1, 1999 and that certain Amendment Number 2 of Employment Agreement dated as of February 9, 2000 (collectively, the "Employment Agreement"); and

         WHEREAS, the Company and Martin desire to enter into this Amendment in order to reflect an increase in Martin's base salary;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties hereby agree as follows:

         1. The Employment Agreement is hereby amended to delete the existing
Section 3.1 and to add the following as a new Section 3.1:

         "Section 3.1 SALARY. For the performance of Martin's duties hereunder, the Company shall pay Martin an annual salary of $325,000, payable (less required withholdings) no less frequently than every two weeks."

         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment effective as of the date first written above.

                                            RADIOLOGIX, INC.



                                            By:      /s/  MARK L. WAGAR
                                               -----------------------------
                                                     Mark L. Wagar
                                                     Chairman and CEO


                                            MARTIN:



                                            By:      /s/  MARK S. MARTIN
                                               -------------------------
                                                     Mark S. Martin